Exhibit 99.2

Second Quarter

Financial Supplement

June 30, 2013

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page A-1, and in our earnings press release dated July 31, 2013, for the periods ended June 30, 2013, which is available at www.metlife.com.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Operating earnings available to common shareholders	$1,432	$1,417	$1,373	$1,635	$1,593
Preferred stock dividends	31	30	31	30	31
Operating earnings	1,463	1,447	1,404	1,665	1,624
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(64)	22	(200)	314	110
Net derivative gains (losses)	2,092	(718)	(1,315)	(630)	(1,690)
Goodwill impairment	-	(1,868)	-	-	-
Other adjustments to continuing operations (1)	(736)	(472)	(931)	(748)	(106)
Provision for income tax (expense) benefit (1), (2)	(455)	632	1,147	394	570
Income (loss) from continuing operations, net of income tax	2,300	(957)	105	995	508
Income (loss) from discontinued operations, net of income tax	3	-	31	(3)	2
Net income (loss)	2,303	(957)	136	992	510
Less: Net income (loss) attributable to noncontrolling interests	8	(3)	9	6	8
Net income (loss) attributable to MetLife, Inc.	2,295	(954)	127	986	502
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,264	$(984)	$96	$956	$471

Operating earnings available to common shareholders per common share - diluted (3), (4)	$1.34	$1.32	$1.25	$1.48	$1.44
Net investment gains (losses)	(0.06)	0.02	(0.18)	0.28	0.10
Net derivative gains (losses)	1.96	(0.67)	(1.20)	(0.57)	(1.53)
Goodwill impairment	-	(1.74)	-	-	-
Other adjustments to continuing operations	(0.68)	(0.44)	(0.85)	(0.67)	(0.09)
Provision for income tax (expense) benefit	(0.43)	0.59	1.05	0.36	0.52
Discontinued operations, net of income tax	-	-	0.03	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	-	0.01	0.01	0.01
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (3), (4)	$2.12	$(0.92)	$0.09	$0.87	$0.43

Weighted average common shares outstanding - diluted	1,070.0	1,071.0	1,097.5	1,103.9	1,106.7

Unaudited	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Book value per common share - (actual common shares outstanding) (5)	$56.83	$58.35	$57.17	$57.03	$52.85
Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (5)	$48.60	$47.70	$46.73	$47.37	$47.20

Book value per common share - diluted - (weighted average common shares outstanding) (5)	$56.41	$57.90	$56.87	$56.53	$52.37
Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (5)	$48.25	$47.32	$46.48	$46.95	$46.77

	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Common shares outstanding, beginning of period	1,060.9	1,062.2	1,062.6	1,091.7	1,094.2
Newly issued shares	1.3	0.4	29.1	2.5	2.4
Common shares outstanding, end of period	1,062.2	1,062.6	1,091.7	1,094.2	1,096.6

Weighted average common shares outstanding - basic	1,064.7	1,065.0	1,091.0	1,096.9	1,097.9
Dilutive effect of stock purchase contracts underlying common equity units (3)	-	-	-	-	-
Dilutive effect of the exercise or issuance of stock-based awards (4)	5.3	6.0	6.5	7.0	8.8
Weighted average common shares outstanding - diluted	1,070.0	1,071.0	1,097.5	1,103.9	1,106.7
MetLife Policyholder Trust Shares	207.5	206.2	202.3	199.4	196.1

(1)         The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(2)         The three months ended December 31, 2012 includes a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

(3)         For the three months ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(4)         For the three months ended September 30, 2012, 6.0 million shares related to the assumed exercise or issuance of stock-based awards are excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(5)         Book value per common share, book value per common share, excluding AOCI, book value per common share - diluted and book value per common share, excluding AOCI - diluted, exclude $2,043 million of equity related to preferred stock.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$366,339	$378,005	$374,266	$374,294	$356,514
Equity securities available-for-sale, at estimated fair value	2,882	2,803	2,891	3,188	3,231
Fair value option and trading securities, at estimated fair value (1)	18,328	15,995	16,348	16,588	16,110
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	57,201	57,884	56,592	55,343	55,636
Held-for-sale, principally at estimated fair value (2)	1,740	1,286	414	271	-
Mortgage loans, net	58,941	59,170	57,006	55,614	55,636
Policy loans	11,912	11,949	11,884	11,781	11,722
Real estate and real estate joint ventures	8,477	8,749	9,918	9,998	9,886
Other limited partnership interests	6,726	6,730	6,688	7,087	7,197
Short-term investments, principally at estimated fair value	18,526	14,678	16,906	13,653	12,990
Other invested assets, principally at estimated fair value	24,288	23,477	21,145	20,269	17,920
Total investments	516,419	521,556	517,052	512,472	491,206
Cash and cash equivalents, principally at estimated fair value (1)	16,035	16,950	15,738	9,983	9,184
Accrued investment income	4,404	4,716	4,374	4,555	4,357
Premiums, reinsurance and other receivables	23,974	22,939	21,634	23,052	23,283
Deferred policy acquisition costs and value of business acquired	24,505	24,604	24,761	24,645	24,782
Goodwill	11,823	10,024	9,953	9,696	9,447
Other assets	7,711	8,123	7,876	8,062	7,830
Separate account assets	220,317	237,373	235,393	249,220	245,573
Total assets	$825,188	$846,285	$836,781	$841,685	$815,662

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$188,509	$191,068	$192,351	$190,054	$184,697
Policyholder account balances	225,909	226,882	225,821	224,044	215,195
Other policy-related balances	15,664	15,836	15,463	15,472	15,279
Policyholder dividends payable	786	817	728	713	750
Policyholder dividend obligation	3,369	3,909	3,828	3,599	2,273
Payables for collateral under securities loaned and other transactions	40,302	38,493	33,687	34,215	33,247
Bank deposits	6,832	6,515	6,416	-	-
Short-term debt	101	100	100	100	100
Long-term debt (1)	18,879	19,621	19,062	18,721	18,577
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,192	3,192	3,192	3,193	3,193
Current income tax payable	310	451	401	231	111
Deferred income tax liability	8,603	9,275	8,693	8,699	6,602
Other liabilities (2)	25,395	24,007	22,492	24,260	25,331
Separate account liabilities	220,317	237,373	235,393	249,220	245,573
Total liabilities	762,364	781,735	771,823	776,717	755,124

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	95	152	121	96	130

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	26,927	26,964	28,011	28,072	28,137
Retained earnings	26,904	25,920	25,205	25,958	25,824
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	8,735	11,325	11,397	10,580	6,202
Total MetLife, Inc.’s stockholders’ equity	62,406	64,049	64,453	64,450	60,003
Noncontrolling interests	323	349	384	422	405
Total equity	62,729	64,398	64,837	64,872	60,408
Total liabilities and equity	$825,188	$846,285	$836,781	$841,685	$815,662

(1)         At June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013, and June 30, 2013, $3,023 million, $2,935 million, $2,717 million, $2,443 million and $2,299 million, respectively, of assets and $2,821 million, $2,733 million, $2,527 million, $2,268 million and $2,127 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 27 and 28, note 3, for the amounts by asset category.

(2)         At June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, $259 million, $0, $0, $0 and $0, respectively, of assets and $257 million, $0, $0, $0 and $0, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

OPERATING REVENUES
Premiums	$9,139	$9,080	$10,585	$9,151	$9,157
Universal life and investment-type product policy fees	1,999	2,048	2,156	2,211	2,281
Net investment income	5,172	5,048	5,175	5,132	5,104
Other revenues	426	435	443	481	500
Total operating revenues	16,736	16,611	18,359	16,975	17,042

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,132	8,995	10,704	9,106	9,204
Interest credited to policyholder account balances	1,525	1,589	1,589	1,554	1,521
Capitalization of DAC	(1,313)	(1,301)	(1,308)	(1,256)	(1,212)
Amortization of DAC and VOBA	1,162	1,051	946	1,016	1,105
Amortization of negative VOBA	(164)	(155)	(99)	(131)	(124)
Interest expense on debt	297	286	292	288	287
Other expenses	4,051	4,120	4,266	4,087	4,014
Total operating expenses	14,690	14,585	16,390	14,664	14,795

Operating earnings before provision for income tax	2,046	2,026	1,969	2,311	2,247
Provision for income tax expense (benefit)	583	579	565	646	623
Operating earnings	1,463	1,447	1,404	1,665	1,624
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,432	$1,417	$1,373	$1,635	$1,593

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,463	$1,447	$1,404	$1,665	$1,624
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(64)	22	(200)	314	110
Net derivative gains (losses)	2,092	(718)	(1,315)	(630)	(1,690)
Premiums	22	16	4	-	1
Universal life and investment-type product policy fees	98	83	94	80	90
Net investment income	(453)	469	373	945	178
Other revenues	(33)	20	18	(1)	(10)
Policyholder benefits and claims and policyholder dividends	(131)	(303)	(644)	(602)	(85)
Interest credited to policyholder account balances	503	(513)	(459)	(1,036)	(325)
Capitalization of DAC	2	1	-	-	-
Amortization of DAC and VOBA	(317)	43	(52)	192	147
Amortization of negative VOBA	17	15	17	15	14
Interest expense on debt	(45)	(40)	(38)	(33)	(34)
Other expenses (1)	(399)	(263)	(244)	(308)	(82)
Goodwill impairment	-	(1,868)	-	-	-
Provision for income tax (expense) benefit (1), (2)	(455)	632	1,147	394	570
Income (loss) from continuing operations, net of income tax	2,300	(957)	105	995	508
Income (loss) from discontinued operations, net of income tax	3	-	31	(3)	2
Net income (loss)	2,303	(957)	136	992	510
Less: Net income (loss) attributable to noncontrolling interests	8	(3)	9	6	8
Net income (loss) attributable to MetLife, Inc.	2,295	(954)	127	986	502
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,264	$(984)	$96	$956	$471

Total Operating Premiums, Fees and Other Revenues	$11,564	$11,563	$13,184	$11,843	$11,938

(1)          The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months ended June 30, 2013 includes net investment gains of $8 million related to the settlement of such acquisition tax contingency.

(2)          The three months ended December 31, 2012 includes a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,157	$6,591	$1,980	$558	$28
Universal life and investment-type product policy fees	2,281	1,708	442	96	35
Net investment income	5,104	4,183	723	120	78
Other revenues	500	434	28	34	4
Total operating revenues	17,042	12,916	3,173	808	145

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,204	7,497	1,433	256	18
Interest credited to policyholder account balances	1,521	1,036	437	37	11
Capitalization of DAC	(1,212)	(493)	(522)	(192)	(5)
Amortization of DAC and VOBA	1,105	518	392	195	-
Amortization of negative VOBA	(124)	-	(113)	(11)	-
Interest expense on debt	287	5	-	(1)	283
Other expenses	4,014	2,354	1,054	460	146
Total operating expenses	14,795	10,917	2,681	744	453

Operating earnings before provision for income tax	2,247	1,999	492	64	(308)
Provision for income tax expense (benefit)	623	668	162	(4)	(203)
Operating earnings	1,624	1,331	330	68	(105)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,593	$1,331	$330	$68	$(136)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,624	$1,331	$330	$68	$(105)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	110	1	85	23	1
Net derivative gains (losses)	(1,690)	(968)	(486)	(4)	(232)
Premiums	1	1	-	-	-
Universal life and investment-type product policy fees	90	81	2	7	-
Net investment income	178	(162)	446	(132)	26
Other revenues	(10)	-	(10)	-	-
Policyholder benefits and claims and policyholder dividends	(85)	53	(138)	-	-
Interest credited to policyholder account balances	(325)	(5)	(438)	118	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	147	155	1	(9)	-
Amortization of negative VOBA	14	-	14	-	-
Interest expense on debt	(34)	-	-	-	(34)
Other expenses	(82)	(2)	6	(5)	(81)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	570	300	154	3	113
Income (loss) from continuing operations, net of income tax	508	785	(34)	69	(312)
Income (loss) from discontinued operations, net of income tax	2	-	(1)	-	3
Net income (loss)	510	785	(35)	69	(309)
Less: Net income (loss) attributable to noncontrolling interests	8	-	5	-	3
Net income (loss) attributable to MetLife, Inc.	502	785	(40)	69	(312)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$471	$785	$(40)	$69	$(343)

Total Operating Premiums, Fees and Other Revenues	$11,938	$8,733	$2,450	$688	$67
(1) Consolidated and Asia results include net investment gains of $8 million related to a settlement of an acquisition tax contingency.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended June 30, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,139	$6,434	$2,064	$627	$14
Universal life and investment-type product policy fees	1,999	1,537	352	71	39
Net investment income	5,172	4,047	760	127	238
Other revenues	426	397	(3)	27	5
Total operating revenues	16,736	12,415	3,173	852	296

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,132	7,302	1,435	343	52
Interest credited to policyholder account balances	1,525	1,061	426	26	12
Capitalization of DAC	(1,313)	(558)	(555)	(200)	-
Amortization of DAC and VOBA	1,162	563	419	180	-
Amortization of negative VOBA	(164)	(1)	(128)	(35)	-
Interest expense on debt	297	2	4	1	290
Other expenses	4,051	2,368	1,153	422	108
Total operating expenses	14,690	10,737	2,754	737	462

Operating earnings before provision for income tax	2,046	1,678	419	115	(166)
Provision for income tax expense (benefit)	583	550	140	37	(144)
Operating earnings	1,463	1,128	279	78	(22)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,432	$1,128	$279	$78	$(53)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,463	$1,128	$279	$78	$(22)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(64)	202	(43)	(18)	(205)
Net derivative gains (losses)	2,092	1,801	50	14	227
Premiums	22	22	-	-	-
Universal life and investment-type product policy fees	98	86	(1)	13	-
Net investment income	(453)	(96)	(357)	(178)	178
Other revenues	(33)	1	6	-	(40)
Policyholder benefits and claims and policyholder dividends	(131)	(110)	(21)	-	-
Interest credited to policyholder account balances	503	(26)	352	177	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	(317)	(302)	1	(16)	-
Amortization of negative VOBA	17	1	16	-	-
Interest expense on debt	(45)	-	-	-	(45)
Other expenses	(399)	(13)	10	(20)	(376)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(455)	(565)	(21)	36	95
Income (loss) from continuing operations, net of income tax	2,300	2,131	271	86	(188)
Income (loss) from discontinued operations, net of income tax	3	3	-	-	-
Net income (loss)	2,303	2,134	271	86	(188)
Less: Net income (loss) attributable to noncontrolling interests	8	1	10	(6)	3
Net income (loss) attributable to MetLife, Inc.	2,295	2,133	261	92	(191)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,264	$2,133	$261	$92	$(222)

Total Operating Premiums, Fees and Other Revenues	$11,564	$8,368	$2,413	$725	$58

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$18,308	$13,151	$3,978	$1,125	$54
Universal life and investment-type product policy fees	4,492	3,348	886	187	71
Net investment income	10,236	8,309	1,455	248	224
Other revenues	981	862	41	61	17
Total operating revenues	34,017	25,670	6,360	1,621	366

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	18,310	14,942	2,848	493	27
Interest credited to policyholder account balances	3,075	2,101	879	72	23
Capitalization of DAC	(2,468)	(1,022)	(1,068)	(369)	(9)
Amortization of DAC and VOBA	2,121	968	793	360	-
Amortization of negative VOBA	(255)	(1)	(226)	(28)	-
Interest expense on debt	575	6	-	-	569
Other expenses	8,101	4,735	2,148	908	310
Total operating expenses	29,459	21,729	5,374	1,436	920

Operating earnings before provision for income tax	4,558	3,941	986	185	(554)
Provision for income tax expense (benefit)	1,269	1,312	323	30	(396)
Operating earnings	3,289	2,629	663	155	(158)
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,228	$2,629	$663	$155	$(219)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$3,289	$2,629	$663	$155	$(158)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	424	113	213	39	59
Net derivative gains (losses)	(2,320)	(1,139)	(1,038)	(10)	(133)
Premiums	1	1	-	-	-
Universal life and investment-type product policy fees	170	162	3	5	-
Net investment income	1,123	(288)	1,084	261	66
Other revenues	(11)	-	(10)	-	(1)
Policyholder benefits and claims and policyholder dividends	(687)	(405)	(282)	-	-
Interest credited to policyholder account balances	(1,361)	(18)	(1,077)	(266)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	339	333	11	(5)	-
Amortization of negative VOBA	29	-	29	-	-
Interest expense on debt	(67)	-	-	-	(67)
Other expenses (1)	(390)	(1)	(144)	(8)	(237)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	964	438	437	(19)	108
Income (loss) from continuing operations, net of income tax	1,503	1,825	(111)	152	(363)
Income (loss) from discontinued operations, net of income tax	(1)	-	(4)	-	3
Net income (loss)	1,502	1,825	(115)	152	(360)
Less: Net income (loss) attributable to noncontrolling interests	14	-	9	2	3
Net income (loss) attributable to MetLife, Inc.	1,488	1,825	(124)	150	(363)
Less: Preferred stock dividends	61	-	-	-	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,427	$1,825	$(124)	$150	$(424)

Total Operating Premiums, Fees and Other Revenues	$23,781	$17,361	$4,905	$1,373	$142
(1) Consolidated and Asia results include net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended June 30, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$18,246	$12,836	$4,103	$1,279	$28
Universal life and investment-type product policy fees	4,008	3,064	714	151	79
Net investment income	10,249	8,094	1,441	284	430
Other revenues	878	783	13	63	19
Total operating revenues	33,381	24,777	6,271	1,777	556

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	18,071	14,527	2,795	686	63
Interest credited to policyholder account balances	3,064	2,138	855	59	12
Capitalization of DAC	(2,675)	(1,156)	(1,142)	(377)	-
Amortization of DAC and VOBA	2,180	1,062	792	326	-
Amortization of negative VOBA	(301)	(3)	(259)	(39)	-
Interest expense on debt	612	5	5	1	601
Other expenses	8,294	4,794	2,344	893	263
Total operating expenses	29,245	21,367	5,390	1,549	939

Operating earnings before provision for income tax	4,136	3,410	881	228	(383)
Provision for income tax expense (benefit)	1,179	1,124	301	78	(324)
Operating earnings	2,957	2,286	580	150	(59)
Preferred stock dividends	61	-	-	-	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,896	$2,286	$580	$150	$(120)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$2,957	$2,286	$580	$150	$(59)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(174)	167	(121)	(36)	(184)
Net derivative gains (losses)	114	694	20	43	(643)
Premiums	44	44	-	-	-
Universal life and investment-type product policy fees	167	156	(2)	13	-
Net investment income	670	(136)	151	280	375
Other revenues	112	1	11	-	100
Policyholder benefits and claims and policyholder dividends	(639)	(595)	(44)	-	-
Interest credited to policyholder account balances	(515)	(79)	(163)	(273)	-
Capitalization of DAC	4	4	-	-	-
Amortization of DAC and VOBA	(13)	1	2	(16)	-
Amortization of negative VOBA	35	2	33	-	-
Interest expense on debt	(88)	-	-	-	(88)
Other expenses	(924)	(23)	16	(14)	(903)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	416	(99)	32	14	469
Income (loss) from continuing operations, net of income tax	2,166	2,423	515	161	(933)
Income (loss) from discontinued operations, net of income tax	17	17	-	-	-
Net income (loss)	2,183	2,440	515	161	(933)
Less: Net income (loss) attributable to noncontrolling interests	32	1	17	11	3
Net income (loss) attributable to MetLife, Inc.	2,151	2,439	498	150	(936)
Less: Preferred stock dividends	61	-	-	-	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,090	$2,439	$498	$150	$(997)

Total Operating Premiums, Fees and Other Revenues	$23,132	$16,683	$4,830	$1,493	$126

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

AMERICAS

RETAIL	$408	$492	$633	$626	$581

GROUP, VOLUNTARY & WORKSITE BENEFITS	267	283	167	230	275

CORPORATE BENEFIT FUNDING	318	303	305	299	350

LATIN AMERICA	135	152	148	143	125

AMERICAS TOTAL	$1,128	$1,230	$1,253	$1,298	$1,331

ASIA	279	259	198	333	330

EMEA	78	62	59	87	68

CORPORATE & OTHER	(53)	(134)	(137)	(83)	(136)

METLIFE TOTAL	$1,432	$1,417	$1,373	$1,635	$1,593

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 11 (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 20, (iv) Latin America, Page 23, (v) Asia, Page 24, (vi) EMEA, Page 25, and (vii) Corporate & Other, Page 26. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax appears on Page 5.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$1,576	$1,604	$1,728	$1,547	$1,581	$3,200	$3,128
Universal life and investment-type product policy fees	1,119	1,132	1,196	1,167	1,238	2,233	2,405
Net investment income	1,894	1,930	1,935	1,961	1,987	3,805	3,948
Other revenues	217	221	232	243	257	426	500
Total operating revenues	4,806	4,887	5,091	4,918	5,063	9,664	9,981

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,212	2,228	2,342	2,153	2,272	4,440	4,425
Interest credited to policyholder account balances	590	598	591	579	589	1,186	1,168
Capitalization of DAC	(446)	(430)	(401)	(374)	(344)	(922)	(718)
Amortization of DAC and VOBA	477	438	288	331	396	881	727
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	1	-	1
Other expenses	1,355	1,308	1,309	1,278	1,265	2,752	2,543
Total operating expenses	4,188	4,142	4,129	3,967	4,179	8,337	8,146

Operating earnings before provision for income tax	618	745	962	951	884	1,327	1,835
Provision for income tax expense (benefit)	210	253	329	325	303	450	628
Operating earnings	408	492	633	626	581	877	1,207
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$408	$492	$633	$626	$581	$877	$1,207

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$408	$492	$633	$626	$581	$877	$1,207
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	58	53	34	73	23	125	96
Net derivative gains (losses)	972	191	(475)	(156)	(421)	446	(577)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	82	83	86	80	79	149	159
Net investment income	(94)	(105)	(112)	(119)	(117)	(178)	(236)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	50	(279)	(565)	(403)	(149)	(343)	(552)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(300)	47	(47)	178	155	4	333
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	(1,692)	-	-	-	-	-
Provision for income tax (expense) benefit	(269)	224	379	122	150	(71)	272
Income (loss) from continuing operations, net of income tax	907	(986)	(67)	401	301	1,009	702
Income (loss) from discontinued operations, net of income tax	-	-	23	-	-	10	-
Net income (loss)	907	(986)	(44)	401	301	1,019	702
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	907	(986)	(44)	401	301	1,019	702
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$907	$(986)	$(44)	$401	$301	$1,019	$702

Total Operating Premiums, Fees and Other Revenues	$2,912	$2,957	$3,156	$2,957	$3,076	$5,859	$6,033

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$1,476	$1,500	$1,628	$1,448	$1,493	$2,923	$2,941
Universal life and investment-type product policy fees	410	394	422	396	417	823	813
Net investment income	1,144	1,181	1,190	1,204	1,198	2,295	2,402
Other revenues	129	133	141	144	160	253	304
Total operating revenues	3,159	3,208	3,381	3,192	3,268	6,294	6,460

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,980	1,979	2,157	1,926	2,053	3,920	3,979
Interest credited to policyholder account balances	213	217	222	215	222	429	437
Capitalization of DAC	(198)	(186)	(203)	(181)	(200)	(392)	(381)
Amortization of DAC and VOBA	219	252	280	201	200	438	401
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	-	-	-	-	(1)	-
Other expenses	675	644	674	652	675	1,354	1,327
Total operating expenses	2,888	2,906	3,130	2,813	2,950	5,748	5,763

Operating earnings before provision for income tax	271	302	251	379	318	546	697
Provision for income tax expense (benefit)	89	98	80	125	105	177	230
Operating earnings	182	204	171	254	213	369	467
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$182	$204	$171	$254	$213	$369	$467

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$182	$204	$171	$254	$213	$369	$467
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	23	21	49	24	(1)	60	23
Net derivative gains (losses)	322	(37)	(43)	(8)	(87)	153	(95)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	8	(3)	-	(2)	(4)	3	(6)
Net investment income	(32)	(39)	(41)	(49)	(47)	(56)	(96)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(25)	7	(117)	(13)	(11)	(14)	(24)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(104)	17	54	17	52	(51)	69
Income (loss) from continuing operations, net of income tax	374	170	73	223	115	464	338
Income (loss) from discontinued operations, net of income tax	-	-	9	-	-	9	-
Net income (loss)	374	170	82	223	115	473	338
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	374	170	82	223	115	473	338
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$374	$170	$82	$223	$115	$473	$338

Total Operating Premiums, Fees and Other Revenues	$2,015	$2,027	$2,191	$1,988	$2,070	$3,999	$4,058

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$100	$104	$100	$99	$88	$277	$187
Universal life and investment-type product policy fees	709	738	774	771	821	1,410	1,592
Net investment income	750	749	745	757	789	1,510	1,546
Other revenues	88	88	91	99	97	173	196
Total operating revenues	1,647	1,679	1,710	1,726	1,795	3,370	3,521

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	232	249	185	227	219	520	446
Interest credited to policyholder account balances	377	381	369	364	367	757	731
Capitalization of DAC	(248)	(244)	(198)	(193)	(144)	(530)	(337)
Amortization of DAC and VOBA	258	186	8	130	196	443	326
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	-	1	1	1
Other expenses	680	664	635	626	590	1,398	1,216
Total operating expenses	1,300	1,236	999	1,154	1,229	2,589	2,383

Operating earnings before provision for income tax	347	443	711	572	566	781	1,138
Provision for income tax expense (benefit)	121	155	249	200	198	273	398
Operating earnings	226	288	462	372	368	508	740
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$226	$288	$462	$372	$368	$508	$740

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$226	$288	$462	$372	$368	$508	$740
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	35	32	(15)	49	24	65	73
Net derivative gains (losses)	650	228	(432)	(148)	(334)	293	(482)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	74	86	86	82	83	146	165
Net investment income	(62)	(66)	(71)	(70)	(70)	(122)	(140)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	50	(279)	(565)	(403)	(149)	(343)	(552)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(275)	40	70	191	166	18	357
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	(1,692)	-	-	-	-	-
Provision for income tax (expense) benefit	(165)	207	325	105	98	(20)	203
Income (loss) from continuing operations, net of income tax	533	(1,156)	(140)	178	186	545	364
Income (loss) from discontinued operations, net of income tax	-	-	14	-	-	1	-
Net income (loss)	533	(1,156)	(126)	178	186	546	364
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	533	(1,156)	(126)	178	186	546	364
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$533	$(1,156)	$(126)	$178	$186	$546	$364

Total Operating Premiums, Fees and Other Revenues	$897	$930	$965	$969	$1,006	$1,860	$1,975

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$82,622	$83,063	$83,307	$83,826	$84,008
Premiums and deposits (2), (3)	2,124	2,017	2,170	1,991	2,030
Surrenders and withdrawals	(913)	(881)	(840)	(901)	(823)
Benefit payments	(685)	(795)	(867)	(821)	(781)

Net Flows	526	341	463	269	426
Net transfers from (to) separate account	23	30	79	46	50
Interest	806	811	815	809	819
Policy charges	(443)	(443)	(461)	(462)	(482)
Other	(471)	(495)	(377)	(480)	(402)

Balance, end of period	$83,063	$83,307	$83,826	$84,008	$84,419

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$51,360	$52,226	$51,590	$51,542	$50,020
Premiums and deposits (2), (3)	1,245	1,266	1,047	1,019	772
Surrenders and withdrawals	(905)	(861)	(1,214)	(1,023)	(998)
Benefit payments	(391)	(390)	(422)	(405)	(420)

Net Flows	(51)	15	(589)	(409)	(646)
Net transfers from (to) separate account	(750)	(604)	(335)	(555)	(214)
Interest	444	449	430	424	429
Policy charges	(16)	(14)	(12)	(12)	(15)
Other	1,239	(482)	458	(970)	(584)

Balance, end of period	$52,226	$51,590	$51,542	$50,020	$48,990

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$8,641	$8,232	$8,515	$8,463	$8,957
Premiums and deposits (3)	174	167	178	172	165
Surrenders and withdrawals	(116)	(109)	(121)	(118)	(116)
Benefit payments	(10)	(12)	(12)	(10)	(11)

Net Flows	48	46	45	44	38
Investment performance	(304)	401	117	632	108
Net transfers from (to) general account	(23)	(30)	(79)	(46)	(50)
Policy charges	(133)	(133)	(135)	(129)	(132)
Other	3	(1)	-	(7)	(2)

Balance, end of period	$8,232	$8,515	$8,463	$8,957	$8,919

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$133,462	$131,416	$139,484	$142,050	$150,826
Premiums and deposits (3)	3,870	3,836	2,961	2,964	2,382
Surrenders and withdrawals	(2,103)	(2,019)	(2,177)	(2,175)	(2,444)
Benefit payments	(254)	(242)	(283)	(269)	(317)

Net Flows	1,513	1,575	501	520	(379)
Investment performance	(3,587)	6,637	2,517	8,434	(684)
Net transfers from (to) general account	750	604	335	555	214
Policy charges	(723)	(750)	(788)	(734)	(860)
Other	1	2	1	1	-

Balance, end of period	$131,416	$139,484	$142,050	$150,826	$149,117

(1)           All of the retail property & casualty activity is reflected within the “Other” category.

(2)           Includes premiums and deposits directed to the General Account investment option of variable products.

(3)           Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Direct and allocated expenses	$484	$460	$500	$451	$451
Pension and post-retirement benefit costs	57	57	40	60	60
Premium taxes, other taxes, and licenses & fees	46	40	33	40	41
Total fixed operating expenses	$587	$557	$573	$551	$552

Commissions and other variable expenses	768	751	736	727	713

Total other expenses	$1,355	$1,308	$1,309	$1,278	$1,265

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Life Sales (1)
Term Life	$36	$31	$33	$23	$26
Whole Life	33	30	36	29	31
Variable Life	8	7	8	9	9
Universal Life	37	36	50	43	47
Total life sales	$114	$104	$127	$104	$113

Annuity Sales (2)
Fixed annuity sales	$225	$253	$207	$213	$191
Variable annuity sales	4,613	4,595	3,569	3,520	2,761
Total annuity sales	$4,838	$4,848	$3,776	$3,733	$2,952

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$3,669	$3,655	$2,817	$2,822	$2,277
General Accounts
Fixed annuity	225	253	207	213	191
Variable annuity	944	940	752	698	484
Total general accounts	1,169	1,193	959	911	675
Total annuity premiums and deposits	$4,838	$4,848	$3,776	$3,733	$2,952

(1)         Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)         Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	June 30, 2012	September 30, 2012		December 31, 2012	March 31, 2013	June 30, 2013

Investment income yield excluding variable investment income	6.28%	6.69%		6.37%	6.30%	6.22%
Variable investment income yield	0.17%	(0.05%	)	0.62%	0.54%	0.31%
Total investment income yield	6.45%	6.64%		6.99%	6.84%	6.53%
Average crediting rate	4.52%	4.49%		4.54%	4.50%	4.52%
Annualized general account spread	1.93%	2.15%		2.45%	2.34%	2.01%

Annualized general account spread excluding variable investment income yield	1.76%	2.20%		1.83%	1.80%	1.70%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	June 30, 2012	September 30, 2012		December 31, 2012	March 31, 2013	June 30, 2013

Investment income yield excluding variable investment income	6.34%	6.29%		6.21%	6.21%	6.37%
Variable investment income yield	0.08%	0.11%		0.21%	0.13%	0.16%
Total investment income yield	6.42%	6.40%		6.42%	6.34%	6.53%
Average crediting rate	3.41%	3.43%		3.40%	3.38%	3.39%
Annualized general account spread	3.01%	2.97%		3.02%	2.96%	3.14%

Annualized general account spread excluding variable investment income yield	2.93%	2.86%		2.81%	2.83%	2.98%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2012	September 30, 2012		December 31, 2012	March 31, 2013	June 30, 2013

Life (3)
Operating premiums, fees and other revenues	$1,397	$1,403		$1,544	$1,349	$1,399
Life mortality as percentage of expected	85.6%	91.3%		99.0%	92.7%	89.7%

Lapse Ratio (4)
Traditional life	6.0%	5.9%		5.8%	5.8%	5.8%
Variable & universal life	5.3%	5.1%		4.9%	4.9%	4.8%
Fixed annuity	9.8%	9.9%		9.4%	8.4%	8.6%
Variable annuity	6.2%	6.0%		6.0%	5.9%	6.0%

Retail Property & Casualty
Operating premiums, fees and other revenues	$421	$424		$433	$429	$440
Combined ratio including catastrophes	105.4%	94.6%		100.4%	94.5%	107.5%
Combined ratio excluding catastrophes	80.8%	90.6%		84.5%	88.7%	86.1%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred annuities, a component of Annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$3,683	$3,753	$3,773	$3,874	$3,797	$7,268	$7,671
Universal life and investment-type product policy fees	165	166	165	180	170	331	350
Net investment income	439	450	443	453	472	875	925
Other revenues	112	100	102	108	105	220	213
Total operating revenues	4,399	4,469	4,483	4,615	4,544	8,694	9,159

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,391	3,449	3,538	3,640	3,514	6,704	7,154
Interest credited to policyholder account balances	43	42	40	39	39	85	78
Capitalization of DAC	(33)	(38)	(36)	(33)	(35)	(64)	(68)
Amortization of DAC and VOBA	28	40	35	34	33	58	67
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	1	-	1
Other expenses	570	547	659	588	578	1,145	1,166
Total operating expenses	3,999	4,041	4,236	4,268	4,130	7,928	8,398

Operating earnings before provision for income tax	400	428	247	347	414	766	761
Provision for income tax expense (benefit)	133	145	80	117	139	256	256
Operating earnings	267	283	167	230	275	510	505
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$267	$283	$167	$230	$275	$510	$505

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$267	$283	$167	$230	$275	$510	$505
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	13	5	(18)	17	(28)	6	(11)
Net derivative gains (losses)	555	(81)	(162)	(129)	(310)	180	(439)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(38)	(33)	(33)	(40)	(45)	(74)	(85)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	(1)	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(186)	38	76	53	134	(39)	187
Income (loss) from continuing operations, net of income tax	611	212	29	131	26	583	157
Income (loss) from discontinued operations, net of income tax	-	-	2	-	-	-	-
Net income (loss)	611	212	31	131	26	583	157
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	611	212	31	131	26	583	157
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$611	$212	$31	$131	$26	$583	$157

Operating Premiums, Fees and Other Revenues
Group	$3,345	$3,406	$3,426	$3,557	$3,456	$6,598	$7,013
Voluntary & Worksite	615	613	614	605	616	1,221	1,221
Total Group, Voluntary & Worksite Benefits	$3,960	$4,019	$4,040	$4,162	$4,072	$7,819	$8,234

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$25,661	$26,642	$26,922	$26,772	$26,444
Premiums and deposits	4,330	4,428	4,269	4,445	4,327
Surrenders and withdrawals	(898)	(975)	(798)	(832)	(795)
Benefit payments	(3,017)	(3,072)	(3,110)	(3,297)	(3,150)

Net Flows	415	381	361	316	382
Net transfers from (to) separate account	(1)	-	1	-	-
Interest	209	211	218	211	214
Policy charges	(125)	(133)	(127)	(130)	(131)
Other	483	(179)	(603)	(725)	(935)

Balance, end of period	$26,642	$26,922	$26,772	$26,444	$25,974

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$528	$508	$533	$532	$562
Premiums and deposits	49	48	49	49	50
Surrenders and withdrawals	(10)	(10)	(14)	(13)	(11)
Benefit payments	(1)	(1)	(1)	(1)	(1)

Net Flows	38	37	34	35	38
Investment performance	(18)	28	6	37	9
Net transfers from (to) general account	1	-	(1)	-	-
Policy charges	(40)	(39)	(40)	(41)	(42)
Other	(1)	(1)	-	(1)	(1)

Balance, end of period	$508	$533	$532	$562	$566
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Direct and allocated expenses	$399	$382	$417	$421	$404
Pension and post-retirement benefit costs	19	19	8	25	25
Premium taxes, other taxes, and licenses & fees	60	56	56	58	62
Total fixed operating expenses	$478	$457	$481	$504	$491

Commissions and other variable expenses	92	90	178	84	87

Total other expenses	$570	$547	$659	$588	$578

SPREAD (1)
	For the Three Months Ended
Unaudited	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Investment income yield excluding variable investment income	5.93%	6.01%	5.79%	5.95%	5.97%
Variable investment income yield	0.09%	0.21%	0.37%	0.21%	0.36%
Total investment income yield	6.02%	6.22%	6.16%	6.16%	6.33%
Average crediting rate	3.29%	3.31%	3.31%	3.31%	3.33%
Annualized general account spread	2.73%	2.91%	2.85%	2.85%	3.00%

Annualized general account spread excluding variable investment income yield	2.64%	2.70%	2.48%	2.64%	2.64%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Group Life (2)
Operating premiums, fees and other revenues	$1,392	$1,379	$1,370	$1,438	$1,406
Mortality ratio	87.3%	88.1%	84.6%	91.3%	86.5%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,497	$1,555	$1,560	$1,604	$1,605
Benefit ratio	87.4%	88.5%	91.6%	88.9%	89.5%

Group Property & Casualty (4)
Operating premiums, fees and other revenues	$357	$356	$357	$345	$358
Combined ratio including catastrophes	98.7%	87.8%	107.2%	92.8%	97.7%
Combined ratio excluding catastrophes	86.6%	87.2%	91.1%	90.4%	92.1%

(1)          Excludes group property & casualty.

(2)          Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)          Includes dental, disability, long-term care, AD&D, critical illness and vision.

(4)          Beginning with the three months ended March 31, 2013, excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$523	$450	$1,757	$464	$503	$1,030	$967
Universal life and investment-type product policy fees	57	53	64	68	65	108	133
Net investment income	1,431	1,421	1,450	1,435	1,443	2,832	2,878
Other revenues	65	64	66	73	67	129	140
Total operating revenues	2,076	1,988	3,337	2,040	2,078	4,099	4,118

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,131	1,070	2,411	1,098	1,110	2,223	2,208
Interest credited to policyholder account balances	338	339	342	343	305	677	648
Capitalization of DAC	(8)	(13)	(1)	(17)	(6)	(15)	(23)
Amortization of DAC and VOBA	4	4	4	11	6	14	17
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	2	4	4
Other expenses	120	120	110	143	121	248	264
Total operating expenses	1,587	1,522	2,868	1,580	1,538	3,151	3,118

Operating earnings before provision for income tax	489	466	469	460	540	948	1,000
Provision for income tax expense (benefit)	171	163	164	161	190	332	351
Operating earnings	318	303	305	299	350	616	649
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$318	$303	$305	$299	$350	$616	$649

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$318	$303	$305	$299	$350	$616	$649
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	144	(25)	86	22	(3)	46	19
Net derivative gains (losses)	288	(194)	(8)	105	(209)	45	(104)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	10	16	7	25	(1)	39	24
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(16)	(12)	4	8	31	(22)	39
Interest credited to policyholder account balances	(1)	(5)	(5)	(2)	(2)	(3)	(4)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	(2)	2	1	(1)	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(148)	78	(30)	(56)	65	(37)	9
Income (loss) from continuing operations, net of income tax	595	159	361	402	230	684	632
Income (loss) from discontinued operations, net of income tax	3	-	4	-	-	7	-
Net income (loss)	598	159	365	402	230	691	632
Less: Net income (loss) attributable to noncontrolling interests	-	-	1	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	598	159	364	402	230	691	632
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$598	$159	$364	$402	$230	$691	$632

Total Operating Premiums, Fees and Other Revenues	$645	$567	$1,887	$605	$635	$1,267	$1,240

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$108,339	$114,430	$116,659	$116,910	$119,187
Premiums and deposits	19,383	12,906	10,469	14,790	13,826
Surrenders and withdrawals	(14,885)	(12,028)	(9,666)	(11,765)	(17,483)
Benefit payments	(850)	(899)	(902)	(876)	(887)

Net Flows	3,648	(21)	(99)	2,149	(4,544)
Net transfers from (to) separate account	(11)	(11)	(11)	5	(5)
Interest	1,059	1,041	1,048	1,036	1,007
Policy charges	(31)	(34)	(18)	(29)	(38)
Other	1,426	1,254	(669)	(884)	(3,212)

Balance, end of period	$114,430	$116,659	$116,910	$119,187	$112,395

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Balance, beginning of period	$68,635	$69,704	$76,905	$71,875	$75,735
Premiums and deposits	1,546	2,494	2,268	1,868	1,982
Surrenders and withdrawals	(1,198)	(757)	(2,699)	(1,414)	(922)
Benefit payments	(17)	(21)	(13)	(19)	(20)

Net Flows	331	1,716	(444)	435	1,040
Investment performance	1,077	1,466	364	697	(1,286)
Net transfers from (to) general account	11	11	11	(5)	5
Policy charges	(81)	(78)	(75)	(86)	(85)
Other	(269)	4,086	(4,886)	2,819	(564)

Balance, end of period	$69,704	$76,905	$71,875	$75,735	$74,845

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Direct and allocated expenses	$61	$63	$73	$69	$69
Pension and post-retirement benefit costs	11	11	5	14	14
Premium taxes, other taxes, and licenses & fees	5	5	(1)	3	4
Total fixed operating expenses	$77	$79	$77	$86	$87

Commissions and other variable expenses	43	41	33	57	34

Total other expenses	$120	$120	$110	$143	$121

SPREAD
	For the Three Months Ended
Unaudited	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013

Investment income yield excluding variable investment income	4.95%	4.83%	4.72%	4.68%	4.68%
Variable investment income yield	0.32%	0.24%	0.38%	0.28%	0.33%
Total investment income yield	5.27%	5.07%	5.10%	4.96%	5.01%
Average crediting rate	3.72%	3.64%	3.59%	3.53%	3.42%
Annualized general account spread	1.55%	1.43%	1.51%	1.43%	1.59%

Annualized general account spread excluding variable investment income yield	1.23%	1.19%	1.13%	1.15%	1.26%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$652	$610	$630	$675	$710	$1,338	$1,385
Universal life and investment-type product policy fees	196	189	204	225	235	392	460
Net investment income	283	299	317	277	281	582	558
Other revenues	3	3	5	4	5	8	9
Total operating revenues	1,134	1,101	1,156	1,181	1,231	2,320	2,412

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	568	507	564	554	601	1,160	1,155
Interest credited to policyholder account balances	90	99	104	104	103	190	207
Capitalization of DAC	(71)	(83)	(115)	(105)	(108)	(155)	(213)
Amortization of DAC and VOBA	54	42	73	74	83	109	157
Amortization of negative VOBA	(1)	(1)	(1)	(1)	-	(3)	(1)
Interest expense on debt	-	(4)	2	(1)	1	1	-
Other expenses	323	353	373	372	390	649	762
Total operating expenses	963	913	1,000	997	1,070	1,951	2,067

Operating earnings before provision for income tax	171	188	156	184	161	369	345
Provision for income tax expense (benefit)	36	36	8	41	36	86	77
Operating earnings	135	152	148	143	125	283	268
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$135	$152	$148	$143	$125	$283	$268

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$135	$152	$148	$143	$125	$283	$268
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(13)	(2)	10	-	9	(10)	9
Net derivative gains (losses)	(14)	19	(4)	9	(28)	23	(19)
Premiums	22	16	4	-	1	44	1
Universal life and investment-type product policy fees	4	1	3	1	2	7	3
Net investment income	26	45	34	8	1	77	9
Other revenues	1	-	-	-	-	1	-
Policyholder benefits and claims and policyholder dividends	(144)	26	(37)	(63)	171	(230)	108
Interest credited to policyholder account balances	(25)	(37)	(38)	(11)	(3)	(76)	(14)
Capitalization of DAC	2	1	-	-	-	4	-
Amortization of DAC and VOBA	(2)	-	(1)	-	-	(3)	-
Amortization of negative VOBA	1	-	-	-	-	2	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(13)	(8)	(5)	-	(1)	(23)	(1)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	38	(12)	17	19	(49)	48	(30)
Income (loss) from continuing operations, net of income tax	18	201	131	106	228	147	334
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	18	201	131	106	228	147	334
Less: Net income (loss) attributable to noncontrolling interests	1	-	-	-	-	1	-
Net income (loss) attributable to MetLife, Inc.	17	201	131	106	228	146	334
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$17	$201	$131	$106	$228	$146	$334

Total Operating Premiums, Fees and Other Revenues	$851	$802	$839	$904	$950	$1,738	$1,854

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$2,064	$2,112	$2,129	$1,998	$1,980	$4,103	$3,978
Universal life and investment-type product policy fees	352	388	389	444	442	714	886
Net investment income	760	709	745	732	723	1,441	1,455
Other revenues	(3)	4	9	13	28	13	41
Total operating revenues	3,173	3,213	3,272	3,187	3,173	6,271	6,360

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,435	1,455	1,569	1,415	1,433	2,795	2,848
Interest credited to policyholder account balances	426	468	461	442	437	855	879
Capitalization of DAC	(555)	(579)	(567)	(546)	(522)	(1,142)	(1,068)
Amortization of DAC and VOBA	419	396	375	401	392	792	793
Amortization of negative VOBA	(128)	(128)	(69)	(113)	(113)	(259)	(226)
Interest expense on debt	4	-	-	-	-	5	-
Other expenses	1,153	1,206	1,188	1,094	1,054	2,344	2,148
Total operating expenses	2,754	2,818	2,957	2,693	2,681	5,390	5,374

Operating earnings before provision for income tax	419	395	315	494	492	881	986
Provision for income tax expense (benefit)	140	136	117	161	162	301	323
Operating earnings	279	259	198	333	330	580	663
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$279	$259	$198	$333	$330	$580	$663

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$279	$259	$198	$333	$330	$580	$663
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(43)	(47)	(174)	128	85	(121)	213
Net derivative gains (losses)	50	(31)	(159)	(552)	(486)	20	(1,038)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(1)	(2)	4	1	2	(2)	3
Net investment income	(357)	135	240	638	446	151	1,084
Other revenues	6	7	5	-	(10)	11	(10)
Policyholder benefits and claims and policyholder dividends	(21)	(38)	(45)	(144)	(138)	(44)	(282)
Interest credited to policyholder account balances	352	(134)	(242)	(639)	(438)	(163)	(1,077)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	(2)	(4)	10	1	2	11
Amortization of negative VOBA	16	15	17	15	14	33	29
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	10	4	4	(150)	6	16	(144)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	(21)	27	424	283	154	32	437
Income (loss) from continuing operations, net of income tax	271	193	268	(77)	(34)	515	(111)
Income (loss) from discontinued operations, net of income tax	-	-	-	(3)	(1)	-	(4)
Net income (loss)	271	193	268	(80)	(35)	515	(115)
Less: Net income (loss) attributable to noncontrolling interests	10	8	1	4	5	17	9
Net income (loss) attributable to MetLife, Inc.	261	185	267	(84)	(40)	498	(124)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$261	$185	$267	$(84)	$(40)	$498	$(124)

Total Operating Premiums, Fees and Other Revenues	$2,413	$2,504	$2,527	$2,455	$2,450	$4,830	$4,905

(1)         The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months and year-to-date period ended June 30, 2013 include net investment gains of $8 million and $19 million, respectively, expenses of $0 and $154 million, respectively, and a tax benefit of $0 and $119 million, respectively, related to the settlement of such acquisition tax contingency.

(2)         The three months ended December 31, 2012 includes a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$627	$536	$555	$567	$558	$1,279	$1,125
Universal life and investment-type product policy fees	71	82	100	91	96	151	187
Net investment income	127	122	129	128	120	284	248
Other revenues	27	35	23	27	34	63	61
Total operating revenues	852	775	807	813	808	1,777	1,621

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	343	255	255	237	256	686	493
Interest credited to policyholder account balances	26	32	35	35	37	59	72
Capitalization of DAC	(200)	(158)	(188)	(177)	(192)	(377)	(369)
Amortization of DAC and VOBA	180	130	170	165	195	326	360
Amortization of negative VOBA	(35)	(26)	(29)	(17)	(11)	(39)	(28)
Interest expense on debt	1	2	(2)	1	(1)	1	-
Other expenses	422	440	477	448	460	893	908
Total operating expenses	737	675	718	692	744	1,549	1,436

Operating earnings before provision for income tax	115	100	89	121	64	228	185
Provision for income tax expense (benefit)	37	38	30	34	(4)	78	30
Operating earnings	78	62	59	87	68	150	155
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$78	$62	$59	$87	$68	$150	$155

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$78	$62	$59	$87	$68	$150	$155
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(18)	73	(6)	16	23	(36)	39
Net derivative gains (losses)	14	13	5	(6)	(4)	43	(10)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	13	1	1	(2)	7	13	5
Net investment income	(178)	348	185	393	(132)	280	261
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	177	(337)	(174)	(384)	118	(273)	(266)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(16)	(2)	-	4	(9)	(16)	(5)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(20)	(22)	(12)	(3)	(5)	(14)	(8)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	36	(32)	(30)	(22)	3	14	(19)
Income (loss) from continuing operations, net of income tax	86	104	28	83	69	161	152
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	86	104	28	83	69	161	152
Less: Net income (loss) attributable to noncontrolling interests	(6)	(5)	3	2	-	11	2
Net income (loss) attributable to MetLife, Inc.	92	109	25	81	69	150	150
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$92	$109	$25	$81	$69	$150	$150

Total Operating Premiums, Fees and Other Revenues	$725	$653	$678	$685	$688	$1,493	$1,373

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$14	$15	$13	$26	$28	$28	$54
Universal life and investment-type product policy fees	39	38	38	36	35	79	71
Net investment income	238	117	156	146	78	430	224
Other revenues	5	8	6	13	4	19	17
Total operating revenues	296	178	213	221	145	556	366

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	52	31	25	9	18	63	27
Interest credited to policyholder account balances	12	11	16	12	11	12	23
Capitalization of DAC	-	-	-	(4)	(5)	-	(9)
Amortization of DAC and VOBA	-	1	1	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	290	285	290	286	283	601	569
Other expenses	108	146	150	164	146	263	310
Total operating expenses	462	474	482	467	453	939	920

Operating earnings before provision for income tax	(166)	(296)	(269)	(246)	(308)	(383)	(554)
Provision for income tax expense (benefit)	(144)	(192)	(163)	(193)	(203)	(324)	(396)
Operating earnings	(22)	(104)	(106)	(53)	(105)	(59)	(158)
Preferred stock dividends	31	30	31	30	31	61	61
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(53)	$(134)	$(137)	$(83)	$(136)	$(120)	$(219)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(22)	$(104)	$(106)	$(53)	$(105)	$(59)	$(158)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(205)	(35)	(132)	58	1	(184)	59
Net derivative gains (losses)	227	(635)	(512)	99	(232)	(643)	(133)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	178	63	52	40	26	375	66
Other revenues	(40)	13	13	(1)	-	100	(1)
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(45)	(40)	(38)	(33)	(34)	(88)	(67)
Other expenses	(376)	(235)	(233)	(156)	(81)	(903)	(237)
Goodwill impairment	-	(176)	-	-	-	-	-
Provision for income tax (expense) benefit	95	309	311	(5)	113	469	108
Income (loss) from continuing operations, net of income tax	(188)	(840)	(645)	(51)	(312)	(933)	(363)
Income (loss) from discontinued operations, net of income tax	-	-	2	-	3	-	3
Net income (loss)	(188)	(840)	(643)	(51)	(309)	(933)	(360)
Less: Net income (loss) attributable to noncontrolling interests	3	(6)	4	-	3	3	3
Net income (loss) attributable to MetLife, Inc.	(191)	(834)	(647)	(51)	(312)	(936)	(363)
Less: Preferred stock dividends	31	30	31	30	31	61	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$(222)	$(864)	$(678)	$(81)	$(343)	$(997)	$(424)

Total Operating Premiums, Fees and Other Revenues	$58	$61	$57	$75	$67	$126	$142

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Fixed Maturity Securities
Yield (1)	4.76%	4.85%	4.85%	4.83%	4.71%
Investment income (2), (3), (4)	$3,720	$3,833	$3,850	$3,833	$3,687
Investment gains (losses) (3)	(19)	34	74	313	144
Ending carrying value (2), (3)	367,138	378,748	375,108	375,275	357,447
Mortgage Loans
Yield (1)	5.44%	5.81%	5.71%	5.52%	5.40%
Investment income (3), (4)	764	810	786	738	716
Investment gains (losses) (3)	13	-	8	12	23
Ending carrying value (3)	55,750	56,291	54,340	53,207	53,368
Real Estate and Real Estate Joint Ventures
Yield (1)	8.75%	2.95%	3.10%	2.40%	4.26%
Investment income (3)	185	64	72	60	106
Investment gains (losses) (3)	(12)	(15)	43	(20)	(8)
Ending carrying value	8,477	8,749	9,918	9,998	9,886
Policy Loans
Yield (1)	5.27%	5.25%	5.19%	5.22%	5.18%
Investment income	156	157	155	155	152
Ending carrying value	11,912	11,949	11,884	11,781	11,722
Equity Securities
Yield (1)	5.24%	3.65%	5.36%	3.41%	5.13%
Investment income	38	26	37	24	36
Investment gains (losses)	19	3	(9)	(27)	4
Ending carrying value	2,882	2,803	2,891	3,188	3,231
Other Limited Partnership Interests
Yield (1)	16.07%	8.66%	15.01%	14.25%	15.43%
Investment income	266	145	252	246	275
Investment gains (losses)	(9)	(7)	(18)	-	(41)
Ending carrying value	6,726	6,730	6,688	7,087	7,197
Cash and Short-term Investments
Yield (1)	0.65%	0.66%	0.77%	0.89%	1.10%
Investment income	34	34	43	45	42
Investment gains (losses)	-	3	3	39	15
Ending carrying value (3)	34,540	31,625	32,634	23,635	22,170
Other Invested Assets (1)
Investment income	197	140	126	179	222
Investment gains (losses) (3)	(10)	12	(134)	(32)	12
Ending carrying value	24,288	23,477	21,145	20,269	17,920
Total Investments
Investment income yield (1)	5.05%	4.88%	4.93%	4.93%	5.00%
Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.92%	4.75%	4.80%	4.80%	4.87%
Investment income	$5,360	$5,209	$5,321	$5,280	$5,236
Investment fees and expenses	(139)	(140)	(135)	(143)	(131)
Net investment income including Divested businesses	5,221	5,069	5,186	5,137	5,105
Less: Net investment income from Divested businesses (5)	49	21	11	5	1
Net Investment Income (3)	$5,172	$5,048	$5,175	$5,132	$5,104
Ending Carrying Value (3)	$511,713	$520,372	$514,608	$504,440	$482,941
Investment portfolio gains (losses) including Divested businesses	$(18)	$30	$(33)	$285	$149
Less: Investment portfolio gains (losses) from Divested businesses (5)	(35)	(26)	2	-	-
Investment Portfolio Gains (Losses) (3), (5)	$17	$56	$(35)	$285	$149
Gross investment gains	$255	$257	$359	$560	$400
Gross investment losses	(182)	(127)	(170)	(196)	(195)
Writedowns	(56)	(74)	(224)	(79)	(56)
Investment Portfolio Gains (Losses) (3), (5)	17	56	(35)	285	149
Investment portfolio gains (losses) income tax (expense) benefit	(13)	(13)	33	(124)	(42)
Investment Portfolio Gains (Losses), Net of Income Tax	$4	$43	$(2)	$161	$107

Derivative Gains (Losses) including Divested businesses	$1,984	$(824)	$(1,453)	$(763)	$(1,870)
Less: Derivative gains (losses) from Divested businesses (5)	(2)	-	1	-	-
Derivative gains (losses) (3), (5)	1,986	(824)	(1,454)	(763)	(1,870)
Derivative gains (losses) income tax (expense) benefit	(699)	281	530	270	645
Derivative Gains (Losses), Net of Income Tax	$1,287	$(543)	$(924)	$(493)	$(1,225)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $799 million, $743 million, $842 million, $981 million and $933 million in ending carrying value, and ($1) million, $24 million, $20 million, $21 million and ($11) million of investment income related to fair value option and trading securities at or for the three months ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,459 million, $15,199 million, $15,465 million, $15,572 million and $15,150 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $70 million, $53 million, $41 million, $35 million and $27 million, mortgage loans of $2,932 million, $2,879 million, $2,666 million, $2,407 million and $2,268 million and cash and short-term investments of $21 million, $3 million, $10 million, $1 million and $4 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $259 million, $0, $0, $0 and $0; D) Net investment income adjustments as presented on Page A-1; E) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(18)	$30	$(33)	$285	$149
Real estate discontinued operations	(4)	-	(44)	6	(1)
Net investment gains (losses) related to CSEs	4	15	11	8	8
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(46)	(23)	(134)	15	(46)
Net investment gains (losses) - GAAP basis	$(64)	$22	$(200)	$314	$110

	For the Three Months Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Derivative gains (losses) including Divested businesses—in above yield table	$1,984	$(824)	$(1,453)	$(763)	$(1,870)
Investment hedge adjustments	113	108	138	131	167
Joint venture adjustments	-	-	-	-	1
Settlement of foreign currency earnings hedges	(6)	(7)	(5)	-	10
PAB hedge adjustments	1	5	5	2	2
Net derivative gains (losses) - GAAP basis	$2,092	$(718)	$(1,315)	$(630)	$(1,690)

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the three months ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, includes $88 million, $4 million, $0, $0 and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Fixed Maturity Securities
Yield (1)	4.86%	4.86%	4.85%	4.83%	4.77%
Investment income (2), (3), (4)	$7,560	$11,393	$15,243	$3,833	$7,520
Investment gains (losses) (3)	(155)	(121)	(47)	313	457
Ending carrying value (2), (3)	367,138	378,748	375,108	375,275	357,447
Mortgage Loans
Yield (1)	5.53%	5.62%	5.64%	5.52%	5.46%
Investment income (3), (4)	1,594	2,404	3,190	738	1,454
Investment gains (losses) (3)	49	49	57	12	35
Ending carrying value (3)	55,750	56,291	54,340	53,207	53,368
Real Estate and Real Estate Joint Ventures
Yield (1)	6.25%	5.14%	4.59%	2.40%	3.33%
Investment income (3)	265	329	401	60	166
Investment gains (losses) (3)	5	(10)	33	(20)	(28)
Ending carrying value	8,477	8,749	9,918	9,998	9,886
Policy Loans
Yield (1)	5.28%	5.27%	5.25%	5.22%	5.20%
Investment income	314	471	626	155	307
Ending carrying value	11,912	11,949	11,884	11,781	11,722
Equity Securities
Yield (1)	4.69%	4.36%	4.60%	3.41%	4.28%
Investment income	70	96	133	24	60
Investment gains (losses)	10	13	4	(27)	(23)
Ending carrying value	2,882	2,803	2,891	3,188	3,231
Other Limited Partnership Interests
Yield (1)	13.74%	12.00%	12.76%	14.25%	14.85%
Investment income	448	593	845	246	521
Investment gains (losses)	(11)	(18)	(36)	-	(41)
Ending carrying value	6,726	6,730	6,688	7,087	7,197
Cash and Short-term Investments
Yield (1)	0.67%	0.67%	0.69%	0.89%	0.98%
Investment income	66	100	143	45	87
Investment gains (losses)	-	3	6	39	54
Ending carrying value (3)	34,540	31,625	32,634	23,635	22,170
Other Invested Assets (1)
Investment income	329	469	595	179	401
Investment gains (losses) (3)	(35)	(23)	(157)	(32)	(20)
Ending carrying value	24,288	23,477	21,145	20,269	17,920
Total Investments
Investment income yield (1)	5.03%	4.98%	4.96%	4.93%	4.97%
Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.90%	4.85%	4.83%	4.80%	4.84%
Investment income	$10,646	$15,855	$21,176	$5,280	$10,516
Investment fees and expenses	(279)	(419)	(554)	(143)	(274)
Net investment income including Divested businesses	10,367	15,436	20,622	5,137	10,242
Less: Net investment income from Divested businesses (5)	118	139	150	5	6
Net Investment Income (3)	$10,249	$15,297	$20,472	$5,132	$10,236
Ending Carrying Value (3)	$511,713	$520,372	$514,608	$504,440	$482,941
Investment portfolio gains (losses) including Divested businesses	$(137)	$(107)	$(140)	$285	$434
Less: Investment portfolio gains (losses) from Divested businesses (5)	61	35	37	-	-
Investment Portfolio Gains (Losses) (3), (5)	$(198)	$(142)	$(177)	$285	$434
Gross investment gains	$533	$790	$1,149	$560	$960
Gross investment losses	(517)	(644)	(814)	(196)	(391)
Writedowns	(214)	(288)	(512)	(79)	(135)
Investment Portfolio Gains (Losses) (3), (5)	(198)	(142)	(177)	285	434
Investment portfolio gains (losses) income tax (expense) benefit	57	44	77	(124)	(166)
Investment Portfolio Gains (Losses), Net of Income Tax	$(141)	$(98)	$(100)	$161	$268

Derivative Gains (Losses) including Divested businesses	$(80)	$(904)	$(2,357)	$(763)	$(2,633)
Less: Derivative gains (losses) from Divested businesses (5)	(7)	(7)	(6)	-	-
Derivative gains (losses) (3), (5)	(73)	(897)	(2,351)	(763)	(2,633)
Derivative gains (losses) income tax (expense) benefit	28	309	839	270	915
Derivative Gains (Losses), Net of Income Tax	$(45)	$(588)	$(1,512)	$(493)	$(1,718)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $799 million, $743 million, $842 million, $981 million and $933 million in ending carrying value, and $44 million, $68 million, $88 million, $21 million and $10 million of investment income related to fair value option and trading securities at or for the year-to-date period ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,459 million, $15,199 million, $15,465 million, $15,572 million and $15,150 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $70 million, $53 million, $41 million, $35 million and $27 million, mortgage loans of $2,932 million, $2,879 million, $2,666 million, $2,407 million and $2,268 million and cash and short-term investments of $21 million, $3 million, $10 million, $1 million and $4 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $259 million, $0, $0, $0 and $0; D) Net investment income adjustments as presented on Page A-1; E) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(137)	$(107)	$(140)	$285	$434
Real estate discontinued operations	(25)	(25)	(69)	6	5
Net investment gains (losses) related to certain CSEs	(1)	14	25	8	16
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(11)	(34)	(168)	15	(31)
Net investment gains (losses) - GAAP basis	$(174)	$(152)	$(352)	$314	$424

	For the Year-to-Date Period Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013
Derivative gains (losses) including Divested businesses - in above yield table	$(80)	$(904)	$(2,357)	$(763)	$(2,633)
Investment hedge adjustments	202	310	448	131	298
Joint venture adjustments	-	-	-	-	1
Settlement of foreign currency earnings hedges	(11)	(18)	(23)	-	10
PAB hedge adjustments	3	8	13	2	4
Net derivative gains (losses) - GAAP basis	$114	$(604)	$(1,919)	$(630)	$(2,320)

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the year-to-date period ended June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013 and June 30, 2013, includes $173 million, $177 million, $177 million, $0 and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,813	52.1%	$1,157	51.6%	$1,000	57.2%	$1,155	73.8%	$3,271	89.1%
20% or more for less than six months	272	7.8%	111	5.0%	89	5.1%	46	2.9%	135	3.7%
20% or more for six months or greater	1,397	40.1%	973	43.4%	659	37.7%	364	23.3%	266	7.2%
Total Gross Unrealized Losses	$3,482	100.0%	$2,241	100.0%	$1,748	100.0%	$1,565	100.0%	$3,672	100.0%

Total Gross Unrealized Gains	$30,950		$35,455		$35,144		$33,326		$24,560

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$56	25.3%	$33	16.6%	$30	18.9%	$28	32.6%	$41	43.6%
20% or more for less than six months	19	8.6%	28	14.1%	10	6.3%	4	4.6%	3	3.2%
20% or more for six months or greater	146	66.1%	138	69.3%	119	74.8%	54	62.8%	50	53.2%
Total Gross Unrealized Losses	$221	100.0%	$199	100.0%	$159	100.0%	$86	100.0%	$94	100.0%

Total Gross Unrealized Gains	$130		$164		$212		$376		$403

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$110,373	30.1%	$113,942	30.1%	$114,126	30.5%	$113,006	30.2%	$109,008	30.6%
Foreign corporate securities		63,345	17.3%	65,257	17.3%	67,184	18.0%	66,086	17.7%	64,186	18.0%
Foreign government securities		56,193	15.3%	57,405	15.2%	57,336	15.3%	55,435	14.8%	52,297	14.7%
U.S. Treasury and agency securities		47,841	13.1%	51,448	13.6%	47,967	12.8%	54,457	14.5%	47,426	13.3%
Residential mortgage-backed securities		41,064	11.2%	40,591	10.7%	37,479	10.0%	36,347	9.7%	36,441	10.2%
Commercial mortgage-backed securities		19,017	5.2%	19,440	5.1%	19,129	5.1%	17,897	4.8%	17,263	4.8%
Asset-backed securities		13,892	3.8%	15,005	4.0%	15,997	4.3%	16,114	4.3%	15,655	4.4%
State and political subdivision securities		14,614	4.0%	14,917	4.0%	15,048	4.0%	14,952	4.0%	14,238	4.0%
Total fixed maturity securities available-for-sale		$366,339	100.0%	$378,005	100.0%	$374,266	100.0%	$374,294	100.0%	$356,514	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$258,302	70.5%	$264,892	70.1%	$258,568	69.1%	$259,419	69.3%	$248,115	69.6%
2	Baa	83,515	22.8%	87,930	23.3%	90,193	24.1%	89,202	23.8%	83,506	23.4%
3	Ba	14,848	4.1%	15,029	4.0%	14,434	3.8%	14,488	3.9%	13,908	3.9%
4	B	8,503	2.3%	8,881	2.3%	9,607	2.6%	9,557	2.6%	9,302	2.6%
5	Caa and lower	1,121	0.3%	1,207	0.3%	1,379	0.4%	1,548	0.4%	1,614	0.5%
6	In or near default	50	0.0%	66	0.0%	85	0.0%	80	0.0%	69	0.0%
Total fixed maturity securities available-for-sale (1)		$366,339	100.0%	$378,005	100.0%	$374,266	100.0%	$374,294	100.0%	$356,514	100.0%

(1)          Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife Inc.‘s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
		June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013
Unaudited (In millions)
Traditional (2), (3)		$ 7,083		$ 7,338		$ 8,489		$ 8,595		$ 8,566
Real estate joint ventures and funds		1,109		1,083		941		903		855
Subtotal		8,192		8,421		9,430		9,498		9,421
Foreclosed		285		328		488		500		465
Total Real Estate and Real Estate Joint Ventures		$ 8,477		$ 8,749		$ 9,918		$ 9,998		$ 9,886
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1), (2)
	June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013
Unaudited (In millions)

Commercial mortgage loans	$ 41,035		$ 41,941		$ 40,472		$ 39,605		$ 39,110
Agricultural mortgage loans	12,848		12,600		12,843		12,669		12,669
Residential mortgage loans	747		818		958		994		1,891
Mortgage loans held-for-sale	1,481		1,286		414		271		-
Total Mortgage Loans	56,111		56,645		54,687		53,539		53,670
Valuation allowances	(361)		(354)		(347)		(332)		(302)
Total Mortgage Loans, net	$ 55,750		$ 56,291		$ 54,340		$ 53,207		$ 53,368

(1)    Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition. See Page 27, note 3, for the amount excluded for each period presented.

(2)    Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 27, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013		June 30, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$7,973	19.4%	$8,189	19.5%	$7,932	19.6%	$7,718	19.5%	$7,879	20.2%
South Atlantic	8,966	21.9%	8,430	20.1%	7,969	19.7%	7,655	19.3%	7,276	18.6%
Middle Atlantic	6,412	15.6%	7,014	16.7%	6,780	16.7%	6,970	17.6%	6,987	17.9%
International	4,955	12.1%	5,436	13.0%	5,567	13.8%	5,344	13.5%	5,364	13.7%
West South Central	3,492	8.5%	3,485	8.3%	3,436	8.5%	3,496	8.8%	3,444	8.8%
East North Central	3,110	7.6%	3,161	7.5%	3,026	7.5%	2,765	7.0%	2,714	6.9%
New England	1,553	3.8%	1,551	3.7%	1,489	3.7%	1,488	3.8%	1,476	3.8%
Mountain	992	2.4%	990	2.4%	906	2.2%	875	2.2%	874	2.2%
East South Central	460	1.1%	459	1.1%	457	1.1%	456	1.2%	454	1.2%
West North Central	338	0.8%	335	0.8%	288	0.7%	285	0.7%	283	0.7%
Multi-Region and Other	2,784	6.8%	2,891	6.9%	2,622	6.5%	2,553	6.4%	2,359	6.0%
Total	$41,035	100.0%	$41,941	100.0%	$40,472	100.0%	$39,605	100.0%	$39,110	100.0%

Office	$18,502	45.1%	$18,899	45.1%	$18,012	44.5%	$18,259	46.1%	$18,096	46.3%
Retail	9,669	23.6%	9,758	23.3%	9,445	23.3%	8,973	22.7%	8,746	22.4%
Apartment	4,303	10.5%	4,114	9.8%	3,944	9.8%	3,897	9.8%	3,811	9.7%
Hotel	3,181	7.7%	3,482	8.3%	3,355	8.3%	3,278	8.3%	3,426	8.7%
Industrial	3,224	7.9%	3,237	7.7%	3,159	7.8%	3,077	7.8%	3,045	7.8%
Other	2,156	5.2%	2,451	5.8%	2,557	6.3%	2,121	5.3%	1,986	5.1%
Total	$41,035	100.0%	$41,941	100.0%	$40,472	100.0%	$39,605	100.0%	$39,110	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,463	$1,447	$1,404	$1,665	$1,624	$2,957	$3,289
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(64)	22	(200)	314	110	(174)	424
Net derivative gains (losses)	2,092	(718)	(1,315)	(630)	(1,690)	114	(2,320)
Premiums - Divested businesses	22	16	4	-	1	44	1
Universal life and investment-type product policy fees
Unearned revenue adjustments	20	(4)	5	(3)	5	14	2
GMIB fees	74	86	86	82	83	146	165
Divested businesses	4	1	3	1	2	7	3
Net investment income
Investment hedge adjustments	(113)	(108)	(138)	(131)	(167)	(202)	(298)
Income from discontinued real estate operations	(2)	-	(1)	(1)	(3)	(2)	(4)
Joint venture adjustments	-	-	-	-	(1)	-	(1)
Unit-linked contract income	(517)	512	463	1,039	314	498	1,353
Securitization entities income	42	40	38	33	34	85	67
Divested businesses	137	25	11	5	1	291	6
Other revenues
Settlement of foreign currency earnings hedges	6	7	5	-	(10)	11	(10)
Divested businesses	(39)	13	13	(1)	-	101	(1)
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments (2)	(148)	26	(28)	(68)	202	(224)	134
GMIB costs	52	(278)	(563)	(401)	(147)	(336)	(548)
Market value adjustments (2)	(23)	(40)	(48)	(131)	(138)	(52)	(269)
Divested businesses	(12)	(11)	(5)	(2)	(2)	(27)	(4)
Interest credited to policyholder account balances
PAB hedge adjustments	(1)	(5)	(5)	(2)	(2)	(3)	(4)
Unit-linked contract costs	509	(507)	(454)	(1,033)	(323)	(507)	(1,356)
Divested businesses	(5)	(1)	-	(1)	-	(5)	(1)
Capitalization of DAC - Divested businesses	2	1	-	-	-	4	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	(257)	(14)	38	78	104	(65)	182
Related to GMIB fees and GMIB costs	(58)	57	(89)	114	43	55	157
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	(2)	-	(1)	-	-	(3)	-
Amortization of negative VOBA
Related to market value adjustments	16	15	17	15	14	33	29
Divested businesses	1	-	-	-	-	2	-
Interest expense on debt
Securitization entities debt expense	(42)	(40)	(38)	(33)	(34)	(85)	(67)
Divested businesses	(3)	-	-	-	-	(3)	-
Other expenses
Noncontrolling interest	11	(13)	17	5	10	35	15
Regulatory implementation costs	(14)	(18)	(12)	(4)	(3)	(21)	(7)
Acquisition & integration costs (1)	(56)	(80)	(69)	(181)	(61)	(131)	(242)
Divested businesses	(340)	(152)	(180)	(128)	(28)	(807)	(156)
Goodwill impairment	-	(1,868)	-	-	-	-	-
Provision for income tax (expense) benefit (1), (3)	(455)	632	1,147	394	570	416	964
Income (loss) from continuing operations, net of income tax	2,300	(957)	105	995	508	2,166	1,503
Income (loss) from discontinued operations, net of income tax	3	-	31	(3)	2	17	(1)
Net income (loss)	2,303	(957)	136	992	510	2,183	1,502
Less: Net income (loss) attributable to noncontrolling interests	8	(3)	9	6	8	32	14
Net income (loss) attributable to MetLife, Inc.	2,295	(954)	127	986	502	2,151	1,488
Less: Preferred stock dividends	31	30	31	30	31	61	61
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,264	$(984)	$96	$956	$471	$2,090	$1,427

(1)         The three months ended March 31, 2013 includes net investment gains of $11 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency. The three months and year-to-date period ended June, 30, 2013 include net investment gains of $8 million and $19 million, respectively, expenses of $0 and $154 million, respectively, and a tax benefit of $0 and $119 million, respectively, related to the settlement of such acquisition tax contingency.

(2)         Certain amounts in prior periods have been reclassified to conform to current period presentation.

(3)         The three months ended December 31, 2012 includes a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$761	$772	$783	$780	$800	$1,514	$1,580
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	51	51	48	38	39	104	77
Other revenues	17	8	7	6	11	25	17
Total operating revenues	829	831	838	824	850	1,643	1,674

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	584	515	609	529	622	1,087	1,151
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(94)	(98)	(96)	(92)	(103)	(180)	(195)
Amortization of DAC and VOBA	87	90	94	93	94	174	187
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	205	203	205	208	215	396	423
Total operating expenses	782	710	812	738	828	1,477	1,566

Operating earnings before provision for income tax	47	121	26	86	22	166	108
Provision for income tax expense (benefit)	3	30	(5)	18	(5)	31	13
Operating earnings	44	91	31	68	27	135	95
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$44	$91	$31	$68	$27	$135	$95

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$44	$91	$31	$68	$27	$135	$95
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	11	5	5	4	(4)	12	-
Net derivative gains (losses)	(5)	2	4	(1)	6	(4)	5
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(2)	(3)	(3)	(1)	-	(3)	(1)
Income (loss) from continuing operations, net of income tax	48	95	37	70	29	140	99
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	48	95	37	70	29	140	99
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	48	95	37	70	29	140	99
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$48	$95	$37	$70	$29	$140	$99

Total Operating Premiums, Fees and Other Revenues	$778	$780	$790	$786	$811	$1,539	$1,597

(1)         Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$417	$420	$429	$425	$436	$831	$861
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	30	29	27	21	23	60	44
Other revenues	4	4	4	4	4	8	8
Total operating revenues	451	453	460	450	463	899	913

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	323	283	314	286	355	589	641
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(67)	(65)	(67)	(64)	(70)	(128)	(134)
Amortization of DAC and VOBA	62	63	65	65	65	126	130
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	122	119	120	116	122	232	238
Total operating expenses	440	400	432	403	472	819	875

Operating earnings before provision for income tax	11	53	28	47	(9)	80	38
Provision for income tax expense (benefit)	(2)	11	2	9	(10)	13	(1)
Operating earnings	13	42	26	38	1	67	39
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$13	$42	$26	$38	$1	$67	$39

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$13	$42	$26	$38	$1	$67	$39
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	6	3	2	2	(2)	7	-
Net derivative gains (losses)	(3)	1	2	(1)	4	(2)	3
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(2)	(1)	-	(1)	(2)	(1)
Income (loss) from continuing operations, net of income tax	15	44	29	39	2	70	41
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	15	44	29	39	2	70	41
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	15	44	29	39	2	70	41
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$15	$44	$29	$39	$2	$70	$41

Total Operating Premiums, Fees and Other Revenues	$421	$424	$433	$429	$440	$839	$869
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	June 30, 2012	June 30, 2013

OPERATING REVENUES
Premiums	$344	$352	$354	$355	$364	$683	$719
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	21	22	21	17	16	44	33
Other revenues	13	4	3	2	7	17	9
Total operating revenues	378	378	378	374	387	744	761

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	261	232	295	243	267	498	510
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(27)	(33)	(29)	(28)	(33)	(52)	(61)
Amortization of DAC and VOBA	25	27	29	28	29	48	57
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	83	84	85	92	93	164	185
Total operating expenses	342	310	380	335	356	658	691

Operating earnings before provision for income tax	36	68	(2)	39	31	86	70
Provision for income tax expense (benefit)	5	19	(7)	9	5	18	14
Operating earnings	31	49	5	30	26	68	56
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$31	$49	$5	$30	$26	$68	$56

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$31	$49	$5	$30	$26	$68	$56
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	5	2	3	2	(2)	5	-
Net derivative gains (losses)	(2)	1	2	-	2	(2)	2
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(1)	(2)	(1)	1	(1)	-
Income (loss) from continuing operations, net of income tax	33	51	8	31	27	70	58
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	33	51	8	31	27	70	58
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	33	51	8	31	27	70	58
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$33	$51	$8	$31	$27	$70	$58

Total Operating Premiums, Fees and Other Revenues	$357	$356	$357	$357	$371	$700	$728
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.